Exhibit 10.19

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE AND CONFIDENTIAL

RAPT Therapeutics, Inc. (formerly FLX) AMENDMENT NO. 1 TO CLINICAL TRIAL COLLABORATION AND SUPPLY AGREEMENT

This Amendment No. 1 (“Amendment No. 1”) to the Agreement (as defined below), is entered into as of the date of last signature hereunder (“Amendment No. 1 Effective Date”), is by and among MSD International GmbH (“MSDIG”), MSD International Business GmbH (“MSDIB” and, collectively with MSDIG, “MSD”), each having a place of business at Tribschenstrasse 60, 6005 Luzern, Switzerland, and RAPT Therapeutics, Inc. (“RAPT”) having a place of business at 561 Eccles Avenue, South San Francisco, CA, 94080. MSD and RAPT are each referred to herein individually as a “Party” and, collectively, the “Parties”.

RECITALS

A.
WHEREAS MSD and RAPT entered into that certain Clinical Trial Collaboration and Supply Agreement dated November 1, 2018 (the “Agreement”).

B.
WHEREAS MSD and RAPT desire to amend the Agreement by modifying the following:

(a) updating the Preamble to reflect MSD’s new address (b) amending and restating Section 22 (Notices); and (c) amending and restating Appendix B (Supply of Compound) of the Agreement; all on the terms and conditions set forth in the Agreement and this Amendment No. l; and

C.
WHEREAS, as of January 1, 2021, MSDIB is the beneficial owner of certain intellectual property rights to the MSD Compound.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.
Certain Definitions. Capitalized terms used in this Amendment No. 1 and not defined herein shall have the meanings given to them in the Agreement.

2.
Amendments to the Agreement. The Agreement is hereby amended as follows:

2.1
Section 22 of the Agreement shall be replaced with the following to reflect the new addresses for MSDIG and MSDIB:

If to MSD, to:

MSD International GmbH Tribschenstrasse 60

6005 Luzem Switzerland Attention: Director

Facsimile: +41 58 618 1626

MSD International Business GmbH Tribschenstrasse 60

6005 Luzern Switzerland Attention: Director

Facsimile: +41 58 618 1626

2.2
Exhibit B to the Agreement shall be deleted in its entirety and replaced with the new Appendix B attached to this Amendment No. 1.

3.
General.

3.1
This Amendment No. 1 shall amend and is incorporated into and made part of the Agreement. This Amendment No. l, together with the Appendices (which are incorporated herein by reference) attached hereto, contain the entire understanding of the Parties with respect to the subject matter hereof. Any other express or implied agreements and understandings, negotiations, writings, and commitments, either oral or written, with respect to the subject matter hereof are superseded by the terms of this Amendment No. 1. All other terms and conditions of the Agreement not specifically amended by this Amendment No. 1 shall remain in full force and effect.

3.2
In the event of any conflict between the terms of the Agreement and the terms of this Amendment No. l, the terms of this Amendment No. l shall govern and prevail.

3.3
This Amendment No. l shall be governed and construed in accordance with the laws of the State of New York without reference to any rules of conflict of laws.

3.4
On and after the Amendment No. 1 Effective Date, each reference in the Agreement to this “Agreement”, “hereunder”, “herein”, “hereof” or words of the like import referring to the Agreement shall mean and be a reference to the Agreement as amended by this Amendment No. 1.

3.5
This Amendment No. 1 may be executed in two (2) or more counterparts (including by way of electronic transmission), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. For clarity, signatures transmitted via PDF shall be treated as original signatures.

[Signature page follows]

IN WITNESS WHEREOF, the Parties have caused this Amendment No. 1 to be executed by their duly authorized representatives.

RAPT Therapeutics, Inc.

By: /s/ William Ho

Name: William Ho

Title: Chief Marketing Officer

Date: March 10, 2022

MSD International GmbH

By: /s/ Franz Escherich

Name: Franz Escherich

Title: Director

Date: April 20, 2022

MSD International Business GmbH

By: /s/ Carlos Fernandez

Name: Carlos Fernandez

Title: Director

Date: April 20, 2022

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS APPENDIX, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE AND CONFIDENTIAL

Appendix B

SUPPLY OF COMPOUND

(Merck Study Number: [***]) (Collaborator Study Number: [***])

Schedule of Deliveries for FLX4751,2,3

Delivery Date	Quantity of Tablets
	[***]	[***]	[***]	[***]
[***][1]	[***]	[***]	[***]	[***]
[***][1]	[***]	[***]	[***]	[***]
[***][1]	[***]	[***]	[***]	[***]
[***]*		[***]		[***]
Total	[***]	[***]	[***]	[***]

*For the year [***] RAPT anticipates shipping a total of roughly [***] – [***] tablets to the sites

Delivery Date	Quantity of Vials ([***])
[***][1]	[***]
[***][1]	[***]
[***][1]	[***]
[***][1]	[***]
[***][1]	[***]
[***][1]	[***]
[***][1]	[***]
Subtotal	[***]
[***][2]	[***]
[***]	[***]
New Total	[***]

Schedule of Deliveries for Pembrolizumab1,2,3

Notes:

1) [***]

2) [***]